ADVISORSHARES TRUST

AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF

NYSE Arca Ticker: AADR

Supplement dated July 10, 2015

to the

Statement of Additional Information dated November 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information for the AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (the “Fund”) and should be read in conjunction with that document.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective September 21, 2015, the Fund’s non-fundamental investment policy to invest at least 80% of its total assets in ADRs will change to reflect that the Fund will invest at least 80% of its total assets in ADRs and securities that have economic characteristics similar to ADRs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.